Scudder

         Global Bond
         Fund

         Semiannual Report
         April 30, 1999

No-Load Funds

         A fund which seeks total return with an emphasis on current income by investing primarily in high-quality bonds denominated in foreign currencies and the U.S. dollar. Capital appreciation is a secondary objective.

         A no-load fund with no commissions to buy, sell, or exchange shares.


         SCUDDER

                            Scudder Global Bond Fund

Date of Inception:  3/1/91    Total Net Assets as of 4/30/99:  $99.9 million
Ticker Symbol:  SSTGX

o Scudder Global Bond Fund provided a positive total return of 1.35% for the six-month period ended April 30, 1999, significantly ahead of the -3.35% return of the Salomon Brothers World Government Bond Index.

o The global bond markets over the past six months have been characterized by a gradually increasing appetite for risk, as subsiding volatility has led investors to move out of "flight-to-quality" positions assumed in the wake of last summer's turmoil.

o We decreased our exposure to U.S. bonds from 36% to 25% over the period as potential domestic inflationary pressure increased market nervousness. In Europe, Fund holdings in "peripheral" countries such as Norway and Sweden are overweighted. The portfolio's weighting in Japan remains light.





                                Table of Contents

   3  Letter from the Fund's Chairman      18  Financial Highlights
   4  Performance Update                   19  Notes to Financial Statements
   5  Portfolio Summary                    25  Report of Independent Accountants
   6  Portfolio Management Discussion      26  Shareholder Meeting Results
  10  Glossary of Investment Terms         28  Officers and Directors
  12  Investment Portfolio                 29  Investment Products and Services
  15  Financial Statements                 30  Scudder Solutions



                          2 - Scudder Global Bond Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to report the results of Scudder Global Bond Fund's most recent semiannual period. The Fund returned 1.35% for the six-month period ended April 30, 1999, outpacing the -3.35% return of the Salomon Brothers World Government Bond Index.

     Global bonds have staged a gradual recovery since the Russian currency devaluation sparked intense global market volatility last summer. With first-hand knowledge of the inherent risks, investors are once again displaying optimism concerning the global fixed-income markets. As Portfolio Managers M. Isabel Saltzman and Jan Faller discuss in the interview that begins on page 6, this was evidenced over the past several months by the gradual unwinding of "flight-to-quality" trades, especially following Brazil's devaluation of the real.

     For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Or visit Scudder's Web site at www.scudder.com. Page 30 provides more information on how to contact Scudder. Thank you for choosing Scudder Global Bond Fund to help meet your investment needs.

     Sincerely,


     /s/Daniel Pierce
     Daniel Pierce
     Chairman
     Scudder Global Bond Fund


                          3 - Scudder Global Bond Fund

                     Performance Update as of April 30, 1999

--------------------------------------------
Fund Index Comparisons
--------------------------------------------
                        Total Return
--------------------------------------------
Period
Ended       Growth of                Average
4/30/1999   $10,000     Cumulative   Annual
--------------------------------------------
Scudder Global Bond Fund
--------------------------------------------
1 Year      $ 10,774       7.74%     7.74%
5 Year      $ 12,287      22.87%     4.21%
Life of
Fund*       $ 14,968      49.68%     5.06%
--------------------------------------------
Salomon Brothers World Government Bond Index
--------------------------------------------
1 Year      $ 10,821       8.21%     8.21%
5 Year      $ 14,004      40.04%     6.96%
Life of
Fund*       $ 19,645      96.45%     8.71%
--------------------------------------------

* The Fund commenced operation on March 1, 1991.
  Index comparisons begin March 31, 1991.

--------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART TITLE:

Growth of a $10,000 Investment

CHART DATA:

               Salomon Brothers                        Salomon Brothers Currency -
               World Government    Scudder Global      Hedged World Government
Year           Bond Index          Bond Fund           Bond Index (1-3 years)**
----           ----------          ---------           ------------------------

3/91*          10000                 10000                     10000
'91            10154                 10072                     10075
'92            11408                 11087                     10896
'93            13304                 11859                     11702
'94            14028                 12169                     12058
'95            16202                 12282                     12748
'96            16682                 12725                     13625
'97            16808                 12733                        00
'98            18156                 13878                        00
'99            19645                 14952                        00

Yearly periods ended April 30

The unmanaged Salomon Brothers World Govenment Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART TITLE:

--------------------------------------------
Returns and Per Share Information
--------------------------------------------

CHART DATA:

                              Yearly Periods Ended April 30

                                     1991*     1992     1993    1994     1995     1996     1997    1998     1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $ 11.93  $ 11.95  $ 11.72  $ 11.12 $ 10.39  $ 10.00  $ 9.51   $ 9.62  $ 9.80
------------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $  .17   $ 1.14   $ 1.01   $  .91  $  .84   $  .76   $  .60   $  .63  $  .55
------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $   --   $   --   $  .02   $   --  $   --   $   --   $   --   $   --  $   --
------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                  .83    10.08     6.97     2.61     .93     3.67      .97     7.95    7.74
------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                 .75     8.15     7.40     3.04    5.72     2.97      .75     8.02    8.21
------------------------------------------------------------------------------------------------------------------------------

 On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return is 13.84.
 **Prior to December 27, 1995, the Salomon Brothers Currency-Hedged World Government Bond Index (1-3 years) was used as a comparative index.

 All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the Fund for the one year, five year, and life of Fund periods would have been lower.


                          4 - Scudder Global Bond Fund

                     Portfolio Summary as of April 30, 1999

-----------------------------------
Geographical Exposure

-----------------------------------


U.S.                         25.2%
U.K.                         13.4%
Norway                       11.3%
Canada                       10.8%
Sweden                        7.0%
France                        6.4%
Netherlands                   5.6%
Australia                     5.3%
Ireland                       2.3%
Philippines                   2.1%
Italy                         2.0%
Germany                       1.9%
Argentina                     1.6%
Mexico                        1.5%
Brazil                        1.3%
Panama                        1.3%
Other                         1.0%
-----------------------------------
                            100.0%

-----------------------------------


Exposure to U.S. bonds was decreased from 36% to 25% over the period.

-----------------------------------
Interest Rate Exposure

-----------------------------------


U.S.                         34.2%
Euro                         16.2%
U.K.                         15.1%
Norway                       11.3%
Canada                        7.4%
Sweden                        7.0%
New Zealand                   3.3%
Australia                     3.0%
Japan                         2.0%
Other                         0.5%
-----------------------------------
                            100.0%

-----------------------------------


Inflation and interest rates have remained generally benign.

-----------------------------------
Currency Exposure (a)

-----------------------------------


U.S.                         58.3%
Euro                         18.7%
Japan                         6.6%
Norway                        5.2%
U.K.                          3.1%
Sweden                        2.9%
Canada                        1.8%
Australia                     1.5%
Other                         1.9%
-----------------------------------
                            100.0%

-----------------------------------


Hedging the Fund's exposure to Japanese and European currencies helped fund performance.


(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                          5 - Scudder Global Bond Fund

                         Portfolio Management Discussion

In the following interview, Lead Portfolio Manager M. Isabel Saltzman and Portfolio Manager Jan Faller discuss Scudder Global Bond Fund's strategy and the market environment for the six-month period ended April 30, 1999.

Q: How did the Fund perform in the six-month period ended April 30,1999?

A: The Scudder Global Bond Fund had a total return of 1.35%, outperforming the -3.35% return realized by the Salomon Brothers World Government Bond Index. The index is an unmanaged and unhedged benchmark containing the government bonds of eighteen high credit quality countries. The most significant contributor to the negative return of the index was the drop in value of the euro relative to the dollar, which fell by more than 9% since its introduction in January. This has a large effect on the performance of the benchmark, as euro denominated bonds represent over 35% of the index.

In this market environment the Fund's results benefited from Scudder's philosophy of active management, emphasis on relative value, and use of hedging. These factors are responsible for the Fund's outperformance relative to the Salomon Brothers' Index.

Q: How would you describe the market environment during the past six months?

A: The global bond markets over the past six months have been characterized by a gradually increasing appetite for credit products. Reduced volatility led investors to unwind "flight-to-quality" trades, trades in which riskier credit assets are sold in favor of securities with little or no credit risk. Instead, particularly once Brazil demonstrated a commitment to financial reform after the devaluation of the real, investors began moving out of lower risk assets in favor of securities with more credit risk and more yield.

Inflation remained tame throughout the developed markets over the past six months. Indeed, the Fed was able to lower rates by 25 additional basis points in November after its cuts in September and October. These cuts created no concerns about inflation, even with U.S. GDP growth at 3.5%, but simply served to calm a market that had become extremely risk averse. Every other developed market central bank had either a neutral or easing bias over the past six months, and just before the end of April, the European Central Bank cut its rates by 50 basis points to 2.5%. As liquidity and stability returned to developing markets, however, concerns about inflation in the U.S. began to arise.

A significant contributor to the benign global inflation environment has been falling commodity prices. Oil reached historical lows in December, and the CRB index was at its lowest level for all of the 1990s in February. However, a sharp turnaround in oil prices over the past two months may be seen as a harbinger of increasing inflation. We are watching this trend in commodity prices closely, increasing our exposure to currencies or bonds that benefit from commodity price gains.

Q: What were the key factors affecting the Fund's performance?

A: Our philosophy of actively managing the portfolio, identifying relative value, and hedging


                          6 - Scudder Global Bond Fund
currency exposure all contributed to the Fund's strong performance relative to its peers and the index.

The most significant factor in our management of the Fund was country allocation. The Fund's country allocation differed significantly from the index. Certainly, we were overweighted in those countries we thought represented relative value and underweighted in those countries we thought were overpriced. Japan was our most notable divergence from the index. In the beginning of the period it accounted for a very small percentage of our portfolio versus 20% for the index. As the period progressed we felt that yen denominated bonds became more reasonably priced. In addition, initial indications are that Japan is taking the need for corporate restructuring and bank reform seriously. As a result, we anticipate increasing the portfolios weighting of these bonds substantially.

The portfolio's composition also looked significantly different from the index in our European weightings. In the "core-Europe" countries such as Germany, France, and Italy we were underweighted versus the index. Conversely, in the "periphery-Europe" countries such as Norway and Sweden we were overweighted versus the index. As the likelihood of certain peripheral countries entering the EMU increased, these countries became more attractive on a relative value basis. Our pursuit of relative value also led us to be overweighted versus the index in Australian and New Zealand dollar denominated bonds. This overweighting allowed us to take advantage of the correlation we noted previously between improving commodity prices and these bonds. In addition to significant divergences from the index in our country weightings, we also realized significant benefit from hedging the euro. As we noted above, the euro lost over 9% of its value in this period. By hedging a significant amount of our euro position we diminished the effects of this volatility on the portfolio.

Q: You mentioned the benefits of hedging the euro. Could you discuss your hedging activity in more detail?

A: Hedges generally worked to our benefit over the past six months. The euro represents the largest single currency exposure in the Fund's benchmark, comprising 36.5% of the index against which the Fund is measured. As mentioned earlier, we were underweight Euro-bloc countries in favor of Sweden and Norway. Similarly, we reduced our euro currency holdings relative to the benchmark because the combination of structural rigidities in the labor market and falling interest rates gave us a negative outlook for the euro.

High yen volatility combined with a very weak Japanese economy led us to increase our hedge out of yen into dollar in order to reduce the currency risk of the Fund. The yen is the third largest currency in the index with a weight of 20% of the total. The yen hedge benefited the Fund in two ways: First, the yen weakened slightly, so the hedge enhanced returns. More importantly, with interest rates lower in Japan than in the U.S., we gained from the interest rate differential or "carry trade."

Conversely, our currency exposures to the Australian Dollar and the Canadian Dollar were largely unhedged, because of the favorable effects of


                          7 - Scudder Global Bond Fund
the commodity trend we cited above. Both of these currencies rallied significantly against the U.S. dollar over the past six months contributing positively to the performance of the Fund.

Q: What has been the effect of the European Monetary Union on European Bonds?

A: So far, EMU has had very little effect. Market participants, however, anticipate that a liquid Euro-bloc corporate market will develop over time. If this occurs, the country of issue will matter far less than the industry and rating of the issuer. We are monitoring the growth of this market, as these corporate issues will offer additional opportunities for the Fund to add yield by owning debt of high quality corporate issuers.

Q: In our discussion so far there has been no mention of the emerging markets. What percentage of the Fund's portfolio consists of these bonds?

A: Prior to the devaluation of the Brazilian real we had virtually no exposure to the emerging markets. After Brazil devalued the real and finally gave credible indications of serious fiscal reform, we reconsidered those markets on a very selective basis. At that time we felt there were some bonds, most notably those of Mexico, Panama, and the Philippines, that had relative value, and we added them to the portfolio. We like to think of these as "high-quality" emerging market debt. It is important to note that all emerging market debt we hold is sovereign debt.

Q: How significant was U.S. exposure in the portfolio?

A: We decreased our exposure to the U.S. from 36% to 25% over the period as potential inflationary pressure in the U.S. increased market nervousness. The index weight for the U.S. is 30%; thus we moved from overweight to underweight. Concerns about inflationary pressure from robust GDP growth (4.1% annualized in the first quarter) and low unemployment (4.3%) prompted us to move to an underweight position. Currently, the U.S. is the highest yielding country in the index, so investors are being compensated for inflation risk with higher yields. Because of the high yields, we are not more underweight the U.S. market.

If you look at the "dollar-block" in our portfolio, we have been overweighted in the Canadian, Australian, and New Zealand dollar denominated positions. There are two particular reasons for this. First, the correlation we noticed between commodity prices and those bonds made the countries attractive. Commodity prices have been improving, which has been helping the economic fundamentals in Canada, Australia, and New Zealand. This overweighting proved to be beneficial as these countries outperformed the U.S. over the past six months. Second, yields are higher for all the "dollar-bloc" countries relative to other countries in the index. Thus, these overweight positions enhance the overall yield of the Fund.

Q: What do you expect from the markets looking forward?

A: With volatility dropping around the globe, and liquidity returning to markets, the Fed can change


                          8 - Scudder Global Bond Fund
its focus from being a liquidity provider to being more vigilant about inflation. First quarter growth in the United States continued to be very strong, which may lead the Fed to raise rates if any sign of inflationary pressure begins to appear. While an increase in short rates should help the U.S. dollar, it may limit the growth of the domestic equity market.

Growth remains restrained in the Euro-bloc countries. Unemployment remains over 10% in Germany and France, and with current structural rigidities, the level looks unlikely to change. The structural constraints cannot change quickly, which should prevent growth from picking up anytime soon. This should keep yields in the Euro-bloc within their current trading range. By contrast, Japanese yields could be quite volatile over the next several months. If fiscal stimulus is limited, yields will most likely remain low as negative GDP growth would continue. If, on the other hand, the government spends money in an effort to stimulate the economy, it will have to issue more debt to finance the spending. With yields on government bonds so low, they are difficult to sell. Yields may have to rise significantly for the Japanese to finance their spending.

As long as economic growth remains constrained in the Euro-bloc, we expect that the euro will remain at its current level or weaken further. Also, the Kosovo crisis has exerted negative pressure on the value of the euro, and on Euro-bloc growth. We would, however, expect intervention on the part of the European Central Bank to defend the level of the euro, which could cushion the downside. Domestic weakness has also put downward pressure on the Japanese yen, while the balance of trade with the U.S. has supported its level. We expect that the yen will remain in its current range over the short-term, but are watching the competing pressures on the currency to ensure that they do not move out of balance, prompting a significant move.

We are constructive on emerging markets fundamentals, but view the Fund's position as tactical. Given the high correlation of emerging markets with U.S. equity markets, if domestic equities respond negatively to a move by the Fed, we will consider whether or not the emerging markets' exposure should be reduced.


                          9 - Scudder Global Bond Fund

CURRENCY EXCHANGE RATE                 The price at which one country's currency can be exchanged into another currency. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S. investors.

FUNDAMENTAL RESEARCH                   Analysis of a security based on the projected economic health of the issuer.
                                       To determine whether a government bond is attractively priced, information such as inflation, gross domestic product, and money flows into and out of the country will be analyzed. Distinct from technical analysis, which evaluates the attractiveness of a security based on historical price and trading volume movements, rather than the financial results of the underlying issuer.

HEDGING                                A strategy used to offset investment risk. Investment managers frequently hedge their exposure to currency changes by buying or selling futures or options contracts. For example, an investor who wishes to buy British bonds but feels that the value of the pound will fall versus the U.S. dollar may buy futures or options on the pound to offset the projected decline in the currency.

INVERTED YIELD CURVE                   An unusual situation where short-term interest rates are higher than long-term interest rates. An inverted curve results when a surge in demand for short-term credit drives up short-term rates, while long-term rates move up more slowly since borrowers are not willing to commit themselves to pay high rates for many years. This scenario is often indicative of negative sentiment concerning a country's economic health.

30-DAY SEC YIELD                       The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.


                          10 - Scudder Global Bond Fund


TOTAL RETURN                           The most common yardstick to measure the performance of a fund or investment.
                                       Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

YIELD CURVE                            A graph plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                          11 - Scudder Global Bond Fund

                    Investment Portfolio as of April 30, 1999

                                                                                                Principal            Market
                                                                                                 Amount             Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 2.7%
----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/1999 at 4.87%, to be repurchased at $2,693,093 on 5/3/1999, collateralized by a $2,722,000 U.S. Inflationary Index
                                                                                                                    -------------
  Treasury Bond, 3.875%, 4/15/2029 (Cost $2,692,000) ................................          2,692,000             2,692,000
                                                                                                                    -------------

Foreign Denominated Debt Obligations 65.9%
----------------------------------------------------------------------------------------------------------------------------------

Australian Dollars 3.0%

New South Wales Treasury Corp., 7%, 4/1/2004 ........................................          4,200,000             2,955,366
                                                                                                                    -------------
British Pounds 15.1%

Federal National Mortgage Association Global Issue, 7.125%, 8/10/1999 ...............          2,000,000             3,236,061
United Kingdom Treasury Bond, 6%, 8/10/1999 .........................................          3,442,000             5,553,748
United Kingdom Treasury Bond, 8%, 6/10/2003 .........................................          3,385,000             6,066,523
                                                                                                                    -------------
                                                                                                                    14,856,332
                                                                                                                    -------------
Canadian Dollars 7.5%

Newcourt Credit Group, Inc., 6.2%, 9/1/2004 .........................................          1,170,000               803,768
PanCanadian Petroleum Ltd., 8.75%, 11/9/2005 ........................................          1,500,000             1,185,850
Province of Nova Scotia, 7.25%, 10/11/2006 ..........................................          2,650,000             2,018,447
TransCanada Pipelines, 5.84%, 6/27/2008 .............................................          4,063,000             2,772,823
TransCanada Pipelines, Series Q, 10.625%, 10/20/2009 ................................            590,000               549,921
                                                                                                                    -------------
                                                                                                                     7,330,809
                                                                                                                    -------------
Costa Rican Colon 0.1%

Citibank Time Deposit, 20.5%, 5/26/1999 .............................................         24,453,261                87,131
                                                                                                                    -------------

El Salvadoran Colon 0.1%

Citibank Time Deposit, 10%, 8/23/1999 ...............................................            427,541                48,834
                                                                                                                    -------------

Euro 16.2%

Federal Republic of Germany, 5%, 5/21/2001 ..........................................          1,700,000             1,879,530
Government of France, 4.5%, 7/12/2002 ...............................................          2,780,000             3,075,937
Government of France, 5.5%, 4/25/2007 ...............................................          2,750,000             3,254,324
Government of Ireland, 6%, 8/18/2008 ................................................          1,809,377             2,222,581
Government of the Netherlands, Principal Only, Zero Coupon, 1/15/2023 ...............         17,773,033             5,509,213
                                                                                                                    -------------
                                                                                                                    15,941,585
                                                                                                                    -------------
Japanese Yen 2.0%

Republic of Italy, 3.5%, 6/20/2001 ..................................................        220,000,000             1,970,749
                                                                                                                    -------------

Mexican Pesos 0.2%

Citibank Time Deposit, 22.7%, 10/29/1999 ............................................          1,302,880               140,529
Mexico Cetes, Zero Coupon, 7/9/1999 .................................................          1,355,830               140,406
                                                                                                                    -------------
                                                                                                                       280,935
                                                                                                                    -------------

    The accompanying notes are an integral part of the financial statements.


                          12 - Scudder Global Bond Fund


                                                                                                Principal            Market
                                                                                                 Amount             Value ($)
----------------------------------------------------------------------------------------------------------------------------------

New Zealand Dollars 3.3%

Government of Canada, 6.625%, 10/3/2007 .............................................          5,789,000             3,292,094
                                                                                                                    -------------
Norwegian Kroner 11.3%

Kingdom of Norway, 7%, 5/31/2001 ....................................................         58,500,000             7,824,244
Kingdom of Norway, 5.75%, 11/30/2004 ................................................         12,500,000             1,688,670
Kingdom of Norway, 5.5%, 5/15/2009 ..................................................         11,500,000             1,564,631
                                                                                                                    -------------
                                                                                                                    11,077,545
                                                                                                                    -------------
Swedish Kronor 7.0%

Kingdom Of Sweden, 5%, 1/15/2004 ....................................................          9,400,000             1,188,480
Kingdom Of Sweden, 5%, 1/28/2009 ....................................................         45,000,000             5,676,967
                                                                                                                    -------------
                                                                                                                     6,865,447
                                                                                                                    -------------
Turkish Lire 0.1%

J.P. Morgan Time Deposit, 71%, 5/3/1999 .............................................     13,527,720,000                34,505
J.P. Morgan Time Deposit, 69%, 5/17/1999 ............................................     14,381,469,440                36,683
                                                                                                                    -------------
                                                                                                                        71,188

----------------------------------------------------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $66,177,979)                                                       64,778,015
----------------------------------------------------------------------------------------------------------------------------------


                                                                                                Principal
                                                                                                Amount ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. Dollar Denominated Debt Obligations 31.4%
----------------------------------------------------------------------------------------------------------------------------------

Argentine Republic, Bonos de Consolidacion de Deudas Previsionales Pre 2 (BOCON),
  Variable Interest Rate Bond, 4.93%, 4/1/2001 ......................................            831,452               804,158
Argentine Republic, 11.375%, 1/30/2017 ..............................................            750,000               748,125
Federal National Mortgage Association, 5.125%, 2/13/2004 ............................          2,593,000             2,534,655
Federative Republic of Brazil, IDU Floating Rate Bond, LIBOR plus .8125% (6.063%), 1/1/2001      799,500               760,025
Federative Republic of Brazil, Eligible Interest, Floating Rate Bond, LIBOR plus .8125%
  (5.875%), 4/15/2006 ...............................................................            237,500               189,555
Federative Republic of Brazil C Bond, Step-up Coupon, 5% with 3% Interest
  Capitalization until 4/15/2000, 8%, 4/15/2014 .....................................            514,784               357,260
General Motors Acceptance Corp., MTN, 5.33%, 10/20/2000 .............................          1,500,000             1,494,090
Government National Mortgage Association Pass-thru, 7% with various maturities to 3/15/2029    4,744,405             4,814,089
Government of Jamaica, 10.875%, 6/10/2005 ...........................................            540,000               486,000
Midland Bank PLC, 7.625%, 6/15/2006 .................................................          1,500,000             1,611,975
PacifiCorp Australia LLC, 6.15%, 1/15/2008 ..........................................          2,300,000             2,255,012
Puget Sound Energy, Inc., 7.02%, 12/1/2027 ..........................................          2,000,000             1,997,320
Republic of Bulgaria, Interest Arrears Bond, LIBOR plus .8125% (5.875%), 7/28/2011 ..            500,000               338,125
Republic of Panama, Interest Reduction Bond, Step-up Coupon, 4% to 7/17/1999, increasing
  rates to 7/17/2014.................................................................            500,000               392,500

    The accompanying notes are an integral part of the financial statements.


                          13 - Scudder Global Bond Fund


                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
----------------------------------------------------------------------------------------------------------------------------------

Republic of Panama, Past Due Interest Bond, LIBOR plus .8125%, 4% with 1.938%
Interest Capitalization (5.938%), 7/17/2016 .........................................          1,075,294               844,106
Republic of the Philippines, 8.875%, 4/15/2008 ......................................          2,050,000             2,085,875
Time Warner Inc., 9.125%, 1/15/2013 .................................................          1,000,000             1,217,660
U.S. Treasury Bond, 7.25%, 5/15/2016 ................................................          1,480,000             1,693,209
U.S. Treasury Note, 6.5%, 10/15/2006 ................................................          3,600,000             3,837,384
U.S. Treasury Note, 5.5%, 2/15/2008 .................................................          1,275,000             1,284,563
United Mexican States, 11.5%, 5/15/2026 .............................................          1,000,000             1,189,500

----------------------------------------------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations (Cost $31,135,549)                                                   30,935,186
----------------------------------------------------------------------------------------------------------------------------------

Purchased Options 0.0%
----------------------------------------------------------------------------------------------------------------------------------

Put on Canadian Dollar, strike price 1.5373, expires 6/1/1999 (Cost $12,600)                   3,500,000                     0

----------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $100,018,128) (a)                                                         98,405,201
----------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $100,018,128. At April 30, 1999, net unrealized depreciation for all securities based on tax cost was $1,612,927. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $813,248 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,426,175.

At April 30, 1999, open futures contracts purchased were as follows:

                                                                            Aggregate
 Futures                            Expiration Date    Contracts            Face Value ($)     MarketValue($)
 -------                            -------------------------------------------------------------------------

 Japanese 10 Year Bond TSE          6/11/1999              1                 1,107,907          1,148,290
                                                                             ---------          ---------
 Total net unrealized appreciation on open futures contracts purchased                             40,383
                                                                                                =========
 At April 30, 1999, outstanding written options were as follows:

                         Principal           Expiration              Strike               Premium          Market
Call Options             Amount (000's)         Date                Price ($)           Received ($)        Value
------------             ----------------------------------------------------------------------------------------

 CAD .............          3,500             6/1/1999                1.491               12,600           54,600

Currency Abbreviations
--------------------------------------

ARA         Argentine Peso            JPY       Japanese Yen
AUD         Australian Dollar         MXP       Mexican Peso
CAD         Canadian Dollar           NZD       New Zealand Dollar
CLP         Chilean Peso              NOK       Norwegian Kroner
CNR         Chinese Renminbi          PHP       Philippine Peso
EGP         Egyptian Pound            PLZ       Polish Zloty
EUR         Euro                      ZAR       South African Rand
GBP         British Pound             KRW       South Korean Won
HUF         Hungarian Forint          SEK       Swedish Kroner
IND         Indonesian Rupiah         THB       Thai Bahts
ILS         Israeli Shekel            USD       U.S. Dollar

    The accompanying notes are an integral part of the financial statements.


                          14 - Scudder Global Bond Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1999


Assets
-----------------------------------------------------------------------------------------------------------------------------

                  Investments, at market (identified cost $100,018,128) .............        $   98,405,201
                  Foreign currency holdings, at market (identified cost $2,116) .....                 2,149
                  Interest receivable ...............................................             1,850,739
                  Receivable for investments sold ...................................               525,338
                  Receivable for Fund shares sold ...................................                 6,090
                  Unrealized appreciation on forward currency exchange contracts ....               708,323
                  Other assets ......................................................                 1,606
                                                                                             ----------------
                  Total assets ......................................................           101,499,446

Liabilities
-----------------------------------------------------------------------------------------------------------------------------

                  Payable for investments purchased .................................               397,884
                  Dividends payable .................................................               105,642
                  Payable for Fund shares redeemed ..................................                27,855
                  Payable for daily variation margin on open futures contracts ......                 2,420
                  Unrealized depreciation on forward currency exchange contracts ....               711,764
                  Written options, at market (premiums received $12,600) ............                54,600
                  Accrued management fee ............................................                42,009
                  Other payables and accrued expenses ...............................               227,665
                                                                                             ----------------
                  Total liabilities .................................................             1,569,839
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value .......................................        $   99,929,607
                  -------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------

                  Net assets consist of:
                  Unrealized appreciation (depreciation) on:
                     Investments ....................................................            (1,612,927)
                     Written options ................................................               (42,000)
                     Futures contracts ..............................................                40,383
                     Foreign currency related transactions ..........................               (32,622)
                  Accumulated net realized gain (loss) ..............................            (4,215,528)
                  Paid-in capital ...................................................           105,792,301
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value .......................................        $   99,929,607
                  -------------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------

                  Net Asset Value, offering and redemption price per share ($99,929,607 /
                    10,193,372 shares of capital stock outstanding, $.01 par value,          ----------------
                   300,000,000 shares authorized) ..................................                 $9.80
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.

                          15 - Scudder Global Bond Fund


                             Statement of Operations
                         six months ended April 30, 1999


Investment Income
-----------------------------------------------------------------------------------------------------------------------------

                  Income:
                  Interest (net of foreign taxes withheld of $16,996)                        $    3,228,384
                                                                                              ----------------
                  Expenses:
                  Management fee                                                                    388,064
                  Services to shareholders                                                          124,406
                  Custodian and accounting fees                                                      98,408
                  Directors' fees and expenses                                                       24,958
                  Reports to shareholders                                                            13,187
                  Auditing                                                                           44,959
                  Legal                                                                               6,719
                  Registration fees                                                                  12,533
                  Other                                                                               6,637
                                                                                             ----------------
                  Total expenses before reductions                                                  719,871
                  Expense reductions                                                               (160,202)
                                                                                             ----------------
                  Expenses, net                                                                     559,669
                  -------------------------------------------------------------------------------------------
                  Net investment income                                                           2,668,715
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------

                  Net realized gain (loss) from:
                  Investments                                                                       977,722
                  Written options                                                                   343,968
                  Futures contracts                                                                 349,586
                  Foreign currency related transactions                                           1,890,394
                                                                                             ----------------
                                                                                                  3,561,670
                                                                                             ----------------

                  Net unrealized appreciation (depreciation) during the period on:
                  Investments                                                                    (3,539,807)
                  Written options                                                                  (638,509)
                  Futures contracts                                                                 (44,881)
                  Foreign currency related transactions                                            (550,020)
                                                                                             ----------------
                                                                                                 (4,773,217)

                  -------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                     (1,211,547)
                  -------------------------------------------------------------------------------------------
                  -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $    1,457,168
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                          16 - Scudder Global Bond Fund


                       Statements of Changes in Net Assets


                                                                              Six Months         Year Ended
                                                                                 Ended           October 31,
Increase (Decrease) in Net Assets                                           April 30, 1999          1998
-----------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ...............................    $    2,668,715    $    7,454,010
                  Net realized gain (loss) from investment transactions         3,561,670        (2,383,402)
                  Net unrealized appreciation (depreciation) on
                  investment transactions during the period ...........        (4,773,217)        4,397,493
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets resulting from
                  operations ..........................................         1,457,168         9,468,101
                  Distributions to shareholders from:                      ----------------  ----------------
                  Net investment income ...............................        (2,668,715)       (7,192,075)
                                                                           ----------------  ----------------
                  Tax return of capital ...............................                --          (261,935)
                                                                           ----------------  ----------------
                  Fund share transactions:
                  Proceeds from shares sold ...........................         9,721,532        18,630,293
                  Net asset value of shares issued to shareholders in
                  reinvestment of distributions .......................         1,922,580         5,303,498
                  Cost of shares redeemed .............................       (18,227,353)      (53,336,952)
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets from Fund share
                  transactions ........................................        (6,583,241)      (29,403,161)
                                                                           ----------------  ----------------
                  Increase (decrease) in net assets ...................        (7,794,788)      (27,389,070)
                  Net assets at beginning of period ...................       107,724,395       135,113,465
                                                                           ----------------  ----------------
                  Net assets at end of period .........................    $   99,929,607    $  107,724,395
                                                                           ----------------  ----------------

Other Information
-----------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period                    10,857,540        13,913,602
                                                                           ----------------  ----------------
                  Shares sold                                                     977,655         1,923,075
                  Shares issued to shareholders in reinvestment of                193,739           551,892
                  distributions

                  Shares redeemed                                              (1,835,562)       (5,531,029)
                                                                           ----------------  ----------------
                  Net increase (decrease) in Fund shares                         (664,168)       (3,056,062)
                                                                           ----------------  ----------------
                  Shares outstanding at end of period                          10,193,372        10,857,540
                                                                           ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                          17 - Scudder Global Bond Fund


                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                        Six Months Ended
                                           April 30,                     Years Ended October 31,
                                             1999           1998        1997       1996        1995        1994
---------------------------------------------------------------------------------------------------------------------

                                            ------------------------------------------------------------------------
Net asset value, beginning of period ......  $ 9.92        $  9.71     $ 10.25    $ 10.53     $ 10.78     $ 11.68
                                            ------------------------------------------------------------------------
Income (loss) from investment
  operations:
Net investment income (loss) ..............     .25            .62         .59        .67         .80         .87
Net realized and unrealized gain (loss)
  on investment transactions ..............   (.12)            .21       (.54)      (.28)       (.25)       (.90)
                                            ------------------------------------------------------------------------
Total from investment operations ..........     .13            .83         .05        .39         .55       (.03)
                                            ------------------------------------------------------------------------
Less distributions from:
Net investment income .....................   (.25)          (.60)       (.14)      (.42)       (.36)       (.02)
Tax return of capital .....................      --          (.02)       (.45)      (.25)       (.44)       (.85)
                                            ------------------------------------------------------------------------
Total distributions .......................   (.25)          (.62)       (.59)      (.67)       (.80)       (.87)
                                            ------------------------------------------------------------------------
                                            ------------------------------------------------------------------------
Net asset value, end of period ............  $ 9.80        $  9.92     $  9.71    $ 10.25     $ 10.53     $ 10.78
---------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) ......................    1.35**         8.91        0.66       3.97        5.43       (.25)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ....     100            108         135        217         357         560
Ratio of operating expenses, net to
  average daily net assets (%) ............    1.08*          1.00        1.00       1.00        1.00        1.00

Ratio of operating expenses before
  expense reductions, to average daily
  net assets (%) ..........................    1.39*          1.48        1.39       1.28        1.20        1.15
Ratio of net investment income to
  average daily net assets (%) ............    5.16*          6.43        6.00       6.67        7.73        7.76
Portfolio turnover rate (%) ...............   160.3*         218.3       256.5      335.7       182.8       272.4

(a)  Total returns would have been lower had certain expenses not been reduced.
*    Annualized
**   Not annualized

     On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Financial information prior to December 27, 1995 should not be considered representative of the present Fund.


                          18 - Scudder Global Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on currencies as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options on currencies to lock in the purchase price of a security or currency which it expects to purchase in the near future and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.


                          19 - Scudder Global Bond Fund

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio, and as a temporary substitute for purchasing selected investments and the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

    (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

    (ii) purchases and sales of investment securities, interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.


                          20 - Scudder Global Bond Fund

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $6,433,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2002 ($686,000), October 31, 2003 ($5,010,000) and October 31, 2004 ($737,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward currency contracts and foreign currency denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.


                          21 - Scudder Global Bond Fund

                      B. Purchases and Sales of Securities

During the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $66,808,037 and $65,924,640, respectively. Purchases and sales of U.S. Government obligations aggregated $5,102,047 and $8,346,781, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended April 30, 1999 was $3,641,809 and $12,454,643, respectively.

Transactions in written options for the six months ended April 30, 1999 are summarized as follows:

                -----------------------------------------------------------------------------
                                               Over-the-Counter Options
                  Exchange Traded Options      on Currencies (000 omitted)
                  -----------------------      ---------------------------
                   Number of
                   Contracts     Premiums           NZD           CAD            Premiums
                ----------------------------   ----------------------------   ---------------
Beginning
of Period ......       95      $  82,403          11,900          6,890       $   115,022
Written ........       --             --          29,600         11,300           222,415
Closed .........     (95)       (82,403)         (6,200)             --          (37,386)
Exercised ......       --             --        (23,800)        (7,800)         (191,769)
Expired ........       --             --        (11,500)        (6,890)          (95,682)
                 --------      ---------       --------       --------        -----------
End of
Period .........       --      $      --              --          3,500       $    12,600
                 ========      =========       =========      =========       ===========
                -----------------------------------------------------------------------------

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.75% of the first $1,000,000,000 of average daily net assets and 0.70% of such assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Until February 28, 1999, the Adviser agreed not to impose all or a portion of its management fee in order to maintain the annualized expenses of the Fund at not more than 1.00% of average daily net assets. Effective March 1, 1999, the Adviser agreed not to impose all or a portion of its management fee until February 29, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. For the six months ended April 30, 1999, the Adviser did not impose a portion of its management fee aggregating $160,202 and the amount imposed aggregated $227,862, of which $42,009 is unpaid at April 30, 1999. This was equivalent to an annual effective rate of 0.44% of the Fund's average daily net assets.


                          22 - Scudder Global Bond Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SSC aggregated $104,827, of which $17,701 is unpaid at April 30, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by STC aggregated $5,771, of which $955 is unpaid at April 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SFAC aggregated $47,534, of which $15,573 is unpaid at April 30, 1999.

The Fund pays each of its Directors not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Directors' fees and expenses aggregated $24,958.

                                 D. Commitments

As of April 30, 1999, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $3,441.

                                                                                        Net Unrealized
                                                                                         Appreciation
                                                                                        (Depreciation)
                Contracts to Deliver        In Exchange For        Settlement Date          (U.S.$)

               USD              99,000   PLZ            394,931       5/12/1999                668
               USD              48,373   PHP          1,861,406       5/17/1999                477
               USD           2,475,285   EUR          2,291,549       5/17/1999           (48,054)
               USD           2,356,884   JPY        279,762,140       5/18/1999            (8,904)
               JPY         236,423,753   USD          2,094,099       5/18/1999            109,848
               USD              36,077   THB          1,353,242       5/19/1999                502
               USD              58,663   KRW         71,480,658       5/19/1999              1,455
               USD             157,320   THB          5,846,011       5/19/1999                702
               USD              26,764   PHP          1,021,029       5/24/1999                  2
               USD              49,990   ILS            203,108       5/24/1999            (1,345)
               SEK          34,032,016   JPY        495,335,993       5/25/1999            113,472
               USD              41,424   KRW         49,522,033       5/26/1999                218
               USD              36,191   CNR            299,991       5/28/1999                  9
               USD              75,000   IND        647,625,000       5/28/1999              4,741
               USD             100,000   CLP         48,720,000       5/28/1999              (132)
               USD           1,538,609   EUR          1,423,412       5/28/1999           (29,820)
               USD           4,413,347   EUR          4,075,000       5/28/1999           (93,928)
               EUR           4,846,489   USD          5,210,072       5/28/1999             72,890
               EUR          10,915,675   USD         11,933,780       5/28/1999            363,380
               USD          11,098,298   EUR         10,263,752       5/28/1999          (218,923)
               USD              50,953   ZAR            311,117        6/3/1999              (104)
               NOK          15,200,000   USD          1,948,493        6/7/1999              4,158


                          23 - Scudder Global Bond Fund


                                                                                        Net Unrealized
                                                                                         Appreciation
                                                                                        (Depreciation)
                Contracts to Deliver        In Exchange For        Settlement Date          (U.S.$)

               NOK          31,005,501   USD          3,993,599        6/7/1999             27,474
               GBP           1,482,434   USD          2,380,492        6/9/1999            (4,532)
               USD           2,000,000   GBP          1,237,700        6/9/1999            (8,717)
               AUD           2,300,000   USD          1,447,931        6/9/1999           (74,094)
               GBP           7,106,739   USD         11,384,995        6/9/1999           (48,732)
               USD             114,939   EGP            395,402       6/15/1999              (753)
               USD              50,000   MXP            550,400        7/6/1999              7,473
               NZD             100,000   USD             54,836        7/6/1999            (1,150)
               CAD           2,097,215   USD          1,412,076        7/6/1999           (26,190)
               CAD           3,201,650   USD          2,136,712        7/6/1999           (58,973)
               NZD           5,800,000   USD          3,180,488        7/6/1999           (66,672)
               USD              40,242   ARA             40,564       7/12/1999                266
               USD              75,000   ZAR            464,663       7/29/1999               (57)
               USD              48,373   PHP          1,905,909       10/15/1999               587
               USD              26,764   PHP          1,041,101       10/22/1999              (44)
               USD              98,199   HUF         23,039,393       1/25/2000            (7,061)
               USD             201,981   HUF         47,649,430       1/27/2000           (13,578)
                                                                                        ----------
                                                                                           (3,441)
                                                                                        ==========

                                E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.


                          24 - Scudder Global Bond Fund

                        Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Bond Fund (the "Fund") at April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
June 23, 1999


                          25 - Scudder Global Bond Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Global Bond Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                                    Number of Votes:
                                                    ----------------

                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------

               6,241,187                   233,819                    263,038                       0


2. To approve the revision of the Fund's fundamental lending policy.


                                                    Number of Votes:
                                                    ----------------

                  For                      Against                    Abstain               Broker Non-Votes*
                  ---                      -------                    -------               -----------------

               5,851,419                   340,302                    366,336                    179,986

--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                          26 - Scudder Global Bond Fund

                                                     This Page
                                                   intentionally
                                                    left blank.


                          27 - Scudder Global Bond Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board,
Vice President and Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Consultant and
Venture Capitalist

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Keith R. Fox
Director; Private Equity
Investor

William H. Luers
Director; Chairman and
President, U.N. Association of
the U.S.A.

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan E. Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Consultant;
Guest Scholar, Brookings
Institute

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus of the Board and
Director, Kirby Corporation

Susan E. Dahl*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary






                        *Scudder Kemper Investments, Inc.


                          28 - Scudder Global Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                          29 - Scudder Global Bond Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------


                          30 - Scudder Global Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York



                          31 - Scudder Global Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER